Dex One Corporation Lender Presentation November 2011 Exhibit 99.1

Certain statements contained in this presentation regarding Dex One Corporation's future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to Dex One Corporation or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One Corporation's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One Corporation. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One Corporation's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One Corporation's publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One Corporation's business or financial results. Such risks and other factors, which in some instances are beyond Dex One Corporation's control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging online technologies; ongoing weak economic conditions and continued decline in advertising sales; our ability to collect trade receivables from local advertisers to whom we extend credit; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the company's and the company's subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; our ability to maintain agreements with CenturyLink and AT&T and other major Internet search and local media companies; our reliance on third-party vendors for various services; and other events beyond our control that may result in unexpected adverse operating results. Dex One Corporation is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or other service providers. This presentation is being furnished to the SEC through a Form 8-K. We reference non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of non-GAAP measures to the most comparable GAAP measures. (c) 2011 Dex One Corporation. All Rights Reserved. 2 Safe Harbor Statement

At Dex One, we are a marketing solutions company that ... helps local business connect to each other and consumers 3 (c) 2011 Dex One Corporation. All Rights Reserved.

Fast Facts

- ~400,000 customers
- ~1,400 marketing consultants
- 1 million marketing consultant/client interactions
- Trust and expertise


Local Businesses
Digital Services
Local Search Destinations
Consumers

- Dex Net®
- Network
- AMS
- Full Suite

- DexKnows.com®
- Dex® Mobile apps
- Print directory

- 27 million households
- Brand
- 2.7 million listings total
- 1 billion references

4
© 2011 Dex One Corporation. All Rights Reserved.

Consumer Perspective - "What's relevant? Who do I trust?" 5 (c) 2011 Dex One Corporation. All Rights Reserved.

Advertiser Perspective – "Help! I'm confused."

SEM | SEO | Display | Websites | Reputation Mgmt | Video | Coupons & Deals | Loyalty

Yahoo! | Google | Microsoft | Bing

Yahoo Local! | Google Maps | CityGrid | CitySearch | ReachLocal | Local.com

Mobile devices | Android | iPhone | iPad | Windows Mobile | Dex Mobile | BlackBerry

Groupon | LivingSocial | DealMap | Google Offers

Facebook | Twitter | Google+ | foursquare | LinkedIn

Self Service | Employee | "Got a guy" | No Name Company | Digital Agency | Other Services Company

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dex one

© 2011 Dex One Corporation. All Rights Reserved.

We simplify the complexity (c) 2011 Dex One Corporation. All Rights Reserved. Advertiser's local presence We place your business message in the same types of media 85% of consumers use as their primary source for local buying information.* Promote Be found We help you strengthen your message and manage your reputation. Compete Be chosen We get you higher conversion rates by getting you in front of ready-to-buy consumers.** We provide 24/7 reporting and continuous results optimization. Measure Get better results *Source: Vision Critical, 2010 **Source: CRM Associates, 2010; national estimates from 2010 Dex and non-Dex products 7

8 Provide Search Resource for Consumers Partner with Best-In-Class Solution Providers Leverage Core Software Assets Bundle to Lengthen the Print Tail (c) 2011 Dex One Corporation. All Rights Reserved. Simplify the Complexity Offer a Full Suite of Digital Marketing Solutions Catch the Spend Shift to Digital Our Strategy Leverage Our Marketing Consultants

Full Suite of Digital Marketing Solutions DexKnows.com(r) Dex Net(r) (SEM) Mobile Custom Videos (c) 2011 Dex One Corporation. All Rights Reserved. High End SEM Websites Reputation Mgmt 9 SEO Social Media Display 2011 Introductions 2010 Products Rolling Out Coupons & Deals

Catch Spend as it Shifts to Digital Includes IYP1, Paid Search2, SEO Agency Fees2, Display2 (Static, Online Video, Text Listings, Rich Media),Mobile Search & Mobile Display2, Social2 (Technology, Agency Fees, Integrated Campaigns). Sources: BIA/Kelsey, "US Local Media Forecast, 2010-2015 - Fall Update", November 4, 2011 and Forrester Research, "US Interactive Marketing Forecast, 2011 through 2016" Updated September 7, 2011 DIGITAL CAGR: ~ 19% (c) 2011 Dex One Corporation. All Rights Reserved. 10 (CHART) $35bn $69bn

11 Marketing Consultants: Competitive Advantage World Class Training Cutting Edge Tools Client-Centric Service Model Outstanding Client Experience (c) 2011 Dex One Corporation. All Rights Reserved.

5 customers 8 customers 42 customers 2.5 customers 12 100 Clicks: Major search engines 100 Clicks: Dex Search Network 100 Clicks: DexKnows.com(r) 100 Calls: DexKnows.com(r) and Dex printed directories Dex One provides higher conversion performance. Search will get leads. Source: CRM Associates, 2011; Dex One, 2010. Based on national estimates from 2010 Dex and non-Dex products (c) 2011 Dex One Corporation. All Rights Reserved. Our consumer search resources convert at 2x to 15x the performance of search engines

Partner with best-in-class (c) 2011 Dex One Corporation. All Rights Reserved. 13

Leverage core software assets 14 (c) 2011 Dex One Corporation. All Rights Reserved. Dex Net(r)

Bundling: A Critical Component Of Success Bundling Marketing Consultants Outstanding Client Experience Products (c) 2011 Dex One Corporation. All Rights Reserved. 15

Search Engines Digital Reseller "I'm a Guy" Daily Deals Dex One Coupons & Deals DexKnows.com(r) Dex Net(r) (SEM) Mobile Videos Websites Reputation Mgmt SEO Social Media Display (c) 2011 Dex One Corporation. All Rights Reserved. 16 How We Compete

17 New Executives with Transformational Experience Created strong digital foundation with credible growth opportunity Transformed product constrained to product rich through digital partnerships Reengineered sales force and sales approaches (e.g., bundles, sales academy, customer contact center, ...) Title Name Transformational Experience CEO Alfred Mockett technology, telecommunications, professional services CFO Greg Freiberg telecommunications, managed services, technology CSO David Sharman information services, business services, software CTO Atish Banerjea digital publishing, telecommunications EVP Rick Hanna technology, telecommunications (c) 2011 Dex One Corporation. All Rights Reserved.

Bookings & Ad Sales Trends Accelerating Digital Growth 18 (c) 2011 Dex One Corporation. All Rights Reserved. (CHART) (CHART)

Revenue, EBITDA & Expenses QoQ and YoY expense reductions driven by lower headcount, lower print- related costs and more focused digital operations 2Q11 and 3Q11 include $9mm and $4mm of restructuring expense 46% 42% 41% (3) (3) Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. $ millions On track to achieve 2011 net expense reduction of approximately $125 million 19 (c) 2011 Dex One Corporation. All Rights Reserved.

2009 - 2011 Cost Savings 20 (c) 2011 Dex One Corporation. All Rights Reserved. $ millions Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures.

Adjusted EBITDA To Free Cash Flow $ millions (3) Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. Strong Cash Flow Conversion of 53% Includes $18 million semi-annual bond coupon 21 (c) 2011 Dex One Corporation. All Rights Reserved.

$ millions Adjusted Net Debt (6) Repaid $52mm of debt in 3Q Favorable weighted average interest rate of 7.4% March 2012 coupon payment on Dex One Corp. bonds will be 50% cash and 50% new notes Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 22 (c) 2011 Dex One Corporation. All Rights Reserved.

Hidden Value In Large Tax Attributes Entity Basis Net Operating Loss Remain Years R.H. Donnelley Inc 1.1 14/19 Dex Media East 0.6 7 Dex Media West 0.6 8 Total 1.2 1.1 23 (c) 2011 Dex One Corporation. All Rights Reserved. $ Billions

Guidance 4th Quarter - YoY change in Ad Sales (12.5%) to (13.5%) Full year net revenue $1,475 to $1,500 Full year adjusted EBITDA(3) $625 to $650 Full year free cash flow $375 to $400 Year end net debt(6) $2,350 2011 Adjusted Figures / Statistical Measures Current Guidance Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. $ millions 24 (c) 2011 Dex One Corporation. All Rights Reserved.

Summary Marketing solutions partner to local businesses "Simplifying the Complexity" addresses a clear and growing problem Comprehensive product suite in place shortly Digital business showing increased traction Leadership team in place Maintaining highest EBITDA and Cash Flow Margins amongst peers 25 (c) 2011 Dex One Corporation. All Rights Reserved.

Endnotes Endnotes 26 (c) 2011 Dex One Corporation. All Rights Reserved.

APPENDIX (c) 2011 Dex One Corporation. All Rights Reserved. 27

28 Executive Bios Alfred T. Mockett Chief Executive Officer Alfred T. Mockett was appointed Chief Executive Officer of Dex One Corporation and to its Board of Directors in September 2010. Mr. Mockett has more than 30 years experience in executive management and strategic decision-making at a number of leading technology, telecommunications and professional services companies. Prior to joining Dex One, he served as Chairman and CEO of Corinthian Capital LLC working with private equity companies on a variety of projects, including broadband roll out for rural communities and inner cities under the 2009 stimulus bill. He also served as Vice Chairman of the Wolftrap Foundation for the Arts and Trustee for the Committee for Economic Development. Mr. Mockett also served as Chairman and CEO of Motive Inc, a leading provider of software management services to communications providers; as Chairman and CEO of American Management Systems, a global business and information technology consulting firm for the U.S. and state governments, financial services and communications industries; in various executive-management positions during 10 years at BT Group (formerly British Telecom), including oversight for several operating units including mobile, Yellow Pages, business and global communications and BT Ignite, data and broadband solutions for businesses; and as President of Memorex Telex, a global provider of information technology solutions. Mr. Mockett graduated with honors from the University of London. (c) 2011 Dex One Corporation. All Rights Reserved.

29 Executive Bios Gregory Freiberg Executive Vice President and Chief Financial Officer Greg Freiberg was appointed Executive Vice President and Chief Financial Officer (CFO) of Dex One Corporation in September 2011. He is responsible for all finance operations at Dex One. A strategic financial leader and expert with a strong technology background, Freiberg most recently served as the CFO at Savvis, a $1 billion global outsourcing data center provider, where he was responsible for strategy and execution of the business model and acquisitions. Prior to Savvis, Freiberg was the CFO of XO Holdings, a Fortune 1000 telecom and broadband fixed wireless company. He also held positions as senior vice president of finance with Asia Netcom /Asia Global Crossing, senior vice president for Level 3 Communications, and CFO for MCI-WorldCom in Asia Pacific. He also served in the U.S. Army National Guard, rising to Captain and Infantry Company Commander. Freiberg received a B.S. in Business Administration from the University of South Dakota. (c) 2011 Dex One Corporation. All Rights Reserved.

30 Executive Bios David Sharman Senior Vice President and Chief Strategy Officer David Sharman was appointed Senior Vice President and Chief Strategy Officer of Dex One Corporation in 2011. David Sharman has more than 20 years of experience as both a public company executive and as a consultant within the technology, information and services industries. Prior to joining Dex One, he served as the Corporate Development Officer for ChoicePoint, Inc., the leading provider of information and analytics to the property and casualty insurance and law enforcement industries, including commercial background screening and identity verification services, where he was responsible for corporate and divisional strategy, portfolio management, acquisitions and investments. Sharman also served as Senior Vice President, Corporate Development, of American Management Systems, Inc., an IT software and services company serving government, financial services and telecommunications clients. Previously, he was the advisor to the CEO and member of the management board at Associated British Ports, Plc, a major infrastructure company operating ports, airports and terminals in the U.S. and U.K., where he was responsible for implementation of a comprehensive restructuring program; director and office head at Roland Berger Strategy Consultants/Deutsche Bank, the leading global top management consulting firm of European origin, and co-led the international strategy practice; and analyst and senior associate at Strategic Planning Associates/Mercer Management Consulting, an innovative consulting company specializing in shareholder value methodologies and analytics. Sharman received a B.A. and M.A. in Mathematics and a Diploma in Computer Science from Queens' College, Cambridge University, England. (c) 2011 Dex One Corporation. All Rights Reserved.

31 Executive Bios Atish Banerjea Senior Vice President and Chief Technology Officer Atish Banerjea was appointed Senior Vice President and Chief Technology Officer of Dex One Corporation in January 2011. He is responsible for all information technology, engineering and interactive product development at Dex One. Previously, Mr. Banerjea was Executive Vice President (EVP) - Pearson PLC, a $9 billion international media group. Prior to his promotion to EVP at Pearson in 2005, Mr. Banerjea held positions as senior vice president, technology strategy and architecture and chief technology officer and earlier, vice president, systems infrastructure, both for Pearson Education. Earlier in his career, Mr. Banerjea held a full-time tenure track faculty position at the University of Wisconsin as an assistant professor of computer information systems. Mr. Banerjea is a 1988 graduate of the University of Delhi and also has a master's degree with a major in computer information systems from Temple University. (c) 2011 Dex One Corporation. All Rights Reserved.

32 Executive Bios Richard J. "Rick" Hanna Executive Vice President, Sales & Marketing Richard J. "Rick" Hanna was appointed Executive Vice President of Sales and Marketing of Dex One Corporation in April 2011. He is responsible for all sales and marketing functions, leading the company's transition from a product-centric to a customer-centric organization. A recognized leader in both the technology and telecom sectors, Hanna most recently served as President and CEO of RRA Partners LLC, working with companies focused on broadband network deployments. Prior to joining RRA Partners LLC, Hanna served as chief operating officer at Motive Inc., where he led the sales, marketing, operations and product development functions. He has also held a variety of senior leadership positions at several prominent organizations, including Vice President of commercial markets at AT&T, President and CEO of Cidera, President of the small/medium business division at MCI, President and CEO of MFS-Intelenet and President of Teligent. Earlier in his career, Hanna held a variety of sales and marketing positions in the telecom industry. Hanna is a graduate of the University of Central Connecticut. (c) 2011 Dex One Corporation. All Rights Reserved.

GAAP Reconciliations - Fresh Start And Other Adjustments The Company adopted fresh start accounting and reporting effective February 1, 2010, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date report the results of Dex One with no beginning retained earnings or accumulated deficit. Any presentation of Dex One represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in the Predecessor Company's capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting. As a result of the deferral and amortization method of revenue recognition, recognized gross advertising revenues reflect the amortization of advertising sales consummated in prior periods as well as in the current period. The adoption of fresh start accounting had a significant impact on the financial position and results of operations of the Company subsequent to the Fresh Start Reporting Date. Fresh start accounting precluded us from recognizing deferred revenue of $175.8 million and certain deferred expenses of $37.9 million during the three months ended September 30, 2010, associated with advertising sales fulfilled prior to the Fresh Start Reporting Date. Fresh start accounting also precluded us from recognizing deferred revenue of $790.9 million and certain deferred expenses of $172.6 million during the eleven months ended December 31, 2010, associated with advertising sales fulfilled prior to the Fresh Start Reporting Date. Thus, our reported results for the three months ended September 30, 2010 and eleven months ended December 31, 2010 were not indicative of our underlying operating and financial performance and are not comparable to any current period presentation. Accordingly, management has provided a non-GAAP presentation of "Adjusted" and "Combined Adjusted" results for the three months and year ended December 31, 2010 and three months ended September 30, 2010. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business. Non-GAAP Adjusted Results adjusts GAAP results of the Company for the three months ended September 30, 2010 to (i) eliminate the fresh start accounting impact on revenue and certain related expenses noted above and (ii) exclude cost-uplift recorded under fresh start accounting of $3.6 million for the three months ended September 30, 2010. Combined Adjusted results (1) combines GAAP results of the Company for the eleven months ended December 31, 2010 and GAAP results of the Predecessor Company for the one month ended January 31, 2010 and (2) adjusts these combined amounts to (i) eliminate the fresh start accounting impact on revenue and certain related expenses noted above and (ii) exclude cost-uplift recorded under fresh start accounting of $12.3 million for the eleven months ended December 31, 2010. Deferred directory costs, such as print, paper, distribution and commissions, related to directories that have not yet been published and have been recorded at fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directory, plus (c) a normal profit margin. This incremental fresh start accounting adjustment to step up the recorded value of the deferred directory costs to fair value is hereby referred to as "cost-uplift." Cost-uplift has been amortized over the terms of the applicable directories, not to exceed twelve months. (c) 2011 Dex One Corporation. All Rights Reserved. 33

GAAP Reconciliations - Fresh Start And Other Adjustments Fresh start accounting had an immaterial impact on our results of operations for the three months ended September 30, 2011 and therefore, we have not adjusted our GAAP results for this period. Management believes that the presentation of Non-GAAP Adjusted Results will help financial statement users better understand the material impact fresh start accounting had on the Company's results of operations for the three months ended September 30, 2010 and also offers a non-GAAP normalized comparison to GAAP results of the Company for the three months ended September 30, 2011. The Non-GAAP Adjusted Results presented below are reconciled to the most comparable GAAP measures. While the Non-GAAP Adjusted Results exclude the effects of fresh start accounting, it must be noted that the Non-GAAP Adjusted Results are not comparable to the Company's GAAP results for the three months ended September 30, 2011 and should not be treated as such. We strongly encourage investors and stockholders to review our financial statements and publicly filed reports in their entirety and not rely on any single financial measure. (c) 2011 Dex One Corporation. All Rights Reserved. 34

GAAP Reconciliations - 3Q10 Adjusted Revenue and 2010 Combined Adjusted Revenue $ millions Note: Please see accompanying reconciliation endnotes. (c) 2011 Dex One Corporation. All Rights Reserved. 35

GAAP Reconciliations - 2009 Adjusted EBITDA, 2010 Combined Adjusted EBITDA and 3Q10, 2Q11 & 3Q11 Adjusted EBITDA EBITDA, Adjusted EBITDA and Combined Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for net income (loss) prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business. Adjusted EBITDA of the Predecessor Company for the year ended December 31, 2009 is determined by adjusting EBITDA (i) for stock-based compensation expense and long-term incentive program, (ii) for restricted stock unit expense related to the Business.com Acquisition, (iii) for reorganization items, net and (iv) to exclude the intangible asset impairment charge during the year ended December 31, 2009. Adjusted EBITDA of the Predecessor Company for the one month ended January 31, 2010 is determined by adjusting EBITDA for stock-based compensation expense and long-term incentive program. Adjusted EBITDA of the Successor Company for the eleven months ended December 31, 2010 is determined by adjusting EBITDA (i) to eliminate the fresh start accounting impact on revenue and certain expenses, (ii) to exclude the impact of cost-uplift recorded under fresh start accounting, (iii) to exclude the goodwill and intangible asset impairment charges and (iv) for stock-based compensation expense and long-term incentive program. Combined adjusted EBITDA for the year ended December 31, 2010 combines the adjusted EBITDA of the Successor Company for the eleven months ended December 31, 2010 and the Predecessor Company for the one month ended January 31, 2010. Adjusted EBITDA of the Successor Company for the three months ended September 30, 2010 is determined by adjusting EBITDA to (i) eliminate the fresh start accounting impact on revenue and certain expenses, (ii) to exclude the impact of cost-uplift recorded under fresh start accounting, (iii) exclude goodwill and non-goodwill intangible asset impairment charges and (iv) adjust for stock-based compensation expense and long-term incentive program. Adjusted EBITDA of the Successor Company for the three months ended June 30, 2011 is determined by adjusting EBITDA for (i) stock-based compensation expense and long-term incentive program and (ii) impairment charges. Adjusted EBITDA of the Successor Company for the three months ended September 30, 2011 is determined by adjusting EBITDA for stock-based compensation expense and long-term incentive program. (c) 2011 Dex One Corporation. All Rights Reserved. 36

GAAP Reconciliations -2010 Combined Adjusted EBITDA 37 $ millions Note: Please see accompanying reconciliation endnotes.

GAAP Reconciliations - 2009 Adjusted EBITDA & 2010 Combined Adjusted EBITDA 38 $ millions Note: Please see accompanying reconciliation endnotes.

$ millions GAAP Reconciliations - 3Q10 & 3Q11 Adjusted EBITDA (c) 2011 Dex One Corporation. All Rights Reserved. 39 Note: Please see accompanying reconciliation endnotes.

$ millions GAAP Reconciliations - 2Q11 Adjusted EBITDA (c) 2011 Dex One Corporation. All Rights Reserved. 40 Note: Please see accompanying reconciliation endnotes.

GAAP Reconciliations - 3Q11 Free Cash Flow Free cash flow is not a measurement of operating performance computed in accordance with GAAP and should not be considered as a substitute for cash flow from operations prepared in conformity with GAAP. In addition, free cash flow may not be comparable to similarly titled measures of other companies. Management believes this measure provides investors and stockholders with a relevant measure of liquidity and a useful basis for assessing the Company's ability to fund its activities and obligations. Free cash flow is determined by subtracting additions to fixed assets and computer software - GAAP from cash flow from operations - GAAP. $ millions (c) 2011 Dex One Corporation. All Rights Reserved. 41

GAAP Reconciliations - Net Debt $ millions (c) 2011 Dex One Corporation. All Rights Reserved. 42 Note: Please see accompanying reconciliation endnotes.

GAAP Reconciliations - Guidance $ millions (c) 2011 Dex One Corporation. All Rights Reserved. 43 Note: Please see accompanying reconciliation endnotes.

Reconciliation Endnotes Our advertising revenues are earned primarily from the sale of advertising in yellow pages directories we publish. Advertising revenues also include revenues from our Internet-based marketing solutions including online directories, such as DexKnows.com and DexNet. Advertising revenues are affected by several factors, including changes in the quantity and size of advertisements, acquisition of new clients, renewal rates of existing clients, premium advertisements sold, changes in advertisement pricing, the introduction of new marketing solutions, an increase in competition and more fragmentation in the local business search market and general economic factors. Revenues with respect to print advertising and Internet-based marketing solutions that are sold with print advertising are recognized under the deferral and amortization method whereby revenues are initially deferred when a directory is published, net of sales claims and allowances, and recognized ratably over the directory's life, which is typically 12 months. Revenues with respect to Internet-based marketing solutions that are sold standalone, such as DexNet, are recognized ratably over the life of the contract commencing when they are first delivered or fulfilled. Revenues with respect to our marketing solutions that are non-performance based are recognized ratably over the life of the contract commencing when they are first delivered or fulfilled. Revenues with respect to our marketing solutions that are performance-based are recognized as the service is delivered or fulfilled. As a result of the Chapter 11 petitions and continued negative industry and economic trends, the Predecessor Company recognized a non-goodwill intangible asset impairment charge of $7.3 billion during the fourth quarter of 2009, primarily representing the difference between the fair value and recorded value of our directory services agreements. The Predecessor Company has excluded the intangible asset impairment charge from Adjusted Results for the year ended December 31, 2009. We performed impairment tests as of September 30, 2010 and June 30, 2010 of our goodwill, definite-lived intangible assets and other long-lived assets. The testing resulted in an impairment charge associated with trade names and trademarks, technology, local customer relationships and other from our former Business.com reporting unit of $4.3 and $21.6 million during the three months ended September 30, 2010 and eleven months ended December 31, 2010, respectively. The testing results of our goodwill resulted in an impairment charge of $385.3 and $1,137.6 million during the three months ended September 30, 2010 and eleven months ended December 31, 2010, for a total impairment charge of $1,159.2 million during the eleven months ended December 31, 2010. The Company has excluded the goodwill and intangible asset impairment charges from Combined Adjusted Results for the year ended December 31, 2010. (c) 2011 Dex One Corporation. All Rights Reserved. 44

Reconciliation Endnotes The Company concluded there were indicators of impairment as of May 31, 2011. As a result, we performed impairment tests of our goodwill, definite-lived intangible assets and other long-lived assets as of May 31, 2011. The impairment testing results for recoverability of our definite-lived intangible assets and other long-lived assets indicated they were recoverable and thus no impairment test was required as of May 31, 2011. Based upon the testing results of our goodwill, we determined that the remaining goodwill assigned to each of our reporting units was fully impaired and thus recognized an aggregate goodwill impairment charge of $801.1 million during second quarter of 2011, which was recorded at each of our reporting units. As of June 30, 2011, the Company has no recorded goodwill at any of its reporting units. We have removed the goodwill impairment charge from GAAP results for the three months ended June 30, 2011. In conjunction with our adoption of fresh start accounting, an adjustment was established to record our outstanding debt at fair value on the Fresh Start Reporting Date. The Company was required to record our amended and restated credit facilities at a discount as a result of their fair value on the Fresh Start Reporting Date. Therefore, the carrying amount of these debt obligations is lower than the principal amount due at maturity. This fair value adjustment is amortized as an increase to interest expense over the remaining term of the respective debt agreements and does not impact future scheduled interest or principal payments. The unamortized fair value adjustment resulting from fresh start accounting was $69.3 million at September 30, 2011. Net debt represents total debt less cash and cash equivalents on the respective date. Net debt - eliminating fair value discount eliminates the fair value discount as a result of fresh start accounting described in Note 4 and represents principal amounts due at maturity. (c) 2011 Dex One Corporation. All Rights Reserved. 45